UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2021

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.1 per share	CVGI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01    Entry into a Material Definitive Agreement.

On April 15, 2021, Commercial Vehicle Group, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (“Rights Agent”), entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of June 25, 2020, by and between the Company and Rights Agent (the “Rights Agreement”). Pursuant to the Amendment, the Final Expiration Date of the Rights (each as defined in the Rights Agreement) was advanced from June 24, 2021 to April 15, 2021. As a result of the Amendment, the Rights will no longer be outstanding and will not be exercisable after April 15, 2021, thereby resulting in termination of the Rights Agreement. The Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement.

See the information set forth under “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 1.02.

Item 3.03    Material Modification to Rights of Security Holders.

See the description set out under “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 8.01    Other Events.

On April 16, 2021, the Company announced the termination of the Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description

4.1	Amendment to Rights Agreement, dated as of April 15, 2021, by and between Commercial Vehicle Group, Inc. and Computershare Trust Company, N.A.
99.1	Press Release dated April 16, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

April 19, 2021	By:	/s/ Aneezal H. Mohamed
	Name:	Aneezal H. Mohamed
	Title:	General Counsel & Secretary